Exhibit 10.6

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

THIS S-92 NEW HELICOPTER SALES AGREEMENT, (the “Agreement”) dated as of the Acceptance Date stated below, is made by and between Sikorsky International Operations, Inc. (“Sikorsky”) and the Customer named below.

I.	DEFINITIONS / INFORMATION FOR THIS AGREEMENT

1. Customer:	CHC Helicopters (Barbados) Limited

2. Sikorsky Contract	No: 92109289

3. Custom Helicopter Quantity:	Nine (9)

4. Scheduled Presentation Date Baseline Helicopter:	See Exhibit A

5. Scheduled Presentation Date Completion Services:	See Exhibit A

6. Baseline Helicopter Unit Price:	See Exhibit A

7. Completion Services Unit Price:	See Exhibit A

8. Custom Helicopter Unit Price:	See Exhibit A

9. Total Contract Price:	See Exhibit A

10. Payment Schedule:	See Exhibit A

11. Customer’s Contact for Technical Issues:	Name: Mr. Ali Henderson Title: Director Fleet Planning and Analysis Address: Phone: (602) 276-7500 Fax:

12. Customer’s Contact for Invoices:	Name: Mr. Blake Fizzard Title: Vice President, Financial Structuring – CHC Helicopter Corporation Address: Phone: (604)279-2453 Fax:

S-92 NEW HELICOPTER SALES AGREEMENT

13. Customer’s Contact for Legal Notices:	Name: c/o CHC Helicopter Corporation Attention: Vice President, Legal Services & Corporate Secretary Address: 4740 Agar Drive Richmond, British Columbia Canada V7B 1A3

II.	SIKORSKY’S COMMITMENTS TO THE CUSTOMER

1	Sale – Sikorsky shall sell and deliver to the Customer, and the Customer shall purchase from Sikorsky, the Quantity of Sikorsky Model S-92 Helicopters equipped with the items of additional equipment specified in Exhibit B, Part 1 (the “Baseline Helicopters” or individually “Baseline Helicopter”). In addition, Sikorsky shall sell and perform the Completion Services for Customer and Customer shall purchase the Completion Services on the Baseline Helicopter, which will then be equipped with the items of additional equipment specified in Exhibit B, Part 2 (the “Custom Helicopter(s)”). As part of the Completion Services, Sikorsky will transport each Baseline Helicopter to Sikorsky’s Designated Completion Center. Upon its arrival at the Designated Completion Center, each Baseline Helicopter shall be inducted into the facility in order to allow the performance of the Completion Services.

Subsequent to the arrival of each Baseline Helicopter at the Completion Center the configuration items specified in Exhibit B, Part 1, shall be removed from the Baseline Helicopter and retained by Sikorsky. These configuration items shall be either deleted or replaced by the Customer’s designated items in Exhibit B, Part 2 as part of the Completion Services.

2	Publications and Training – In conjunction with the sale of the Custom Helicopter(s), Sikorsky agrees to provide: (i) the technical publications described in Exhibit C and (ii) the training described in Exhibit D.

3	Warranty – Sikorsky’s warranties and Customer’s remedies are set forth in Exhibit E.

4	Spare Parts Provisioning and Technical Support – Spare Parts Provisioning and Technical Support are set forth in Exhibit F.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

5	Shipping Services – The Customer is responsible for all shipping services to move Custom Helicopters from Sikorsky’s facility subsequent to acceptance of Completion Services. Sikorsky’s responsibility to deliver or provide any shipping services for moving helicopter from its facilities to a Customer designated location is subject to separate agreement or amendment to the Agreement. Sikorsky agrees to store the Custom Helicopter at Customer’s risk up to ten (10) days subsequent to acceptance of Completion Services at Sikorsky’s expense. Customer shall pay for additional days of storage at the rate of $[***] ([***] Dollars) per day.

6	Option Helicopters – Customer shall have the option to purchase additional helicopters under this Agreement in accordance with the following terms and conditions:

(i)  Customer shall, prior to 5:00PM EST on the date set forth in Exhibit A to this Agreement (such date, the “Option Exercise Date”), have the option to purchase up to fifteen (15) additional Custom Helicopters under this Agreement, each in the configuration set forth in Exhibit B to this Agreement (collectively, the “Option Helicopters”). The applicable delivery date and price for the Option Helicopters is as set forth in Exhibit A to this Agreement. This option shall expire and the Customer shall have no further right to exercise the option after 5:00 PM EST on the applicable Option Exercise Date. Customer shall exercise the option to purchase an Option Helicopter by providing written notice thereof to Sikorsky.

(ii)  Upon the exercise of an option to purchase any Option Helicopter, Sikorsky and Customer shall execute an amendment to the Agreement to reflect the exercise of the option, and the specific delivery date and price applicable to such Option Helicopter. Except as specifically set forth in such amendment, all other terms of this Agreement shall apply to the Option Helicopters. For each Option Helicopter, Customer shall make payments to Sikorsky in accordance with Exhibit A.

(iii)  Unless otherwise agreed to in writing by the parties hereto, if Customer does not exercise the option for the Option Helicopters on or before the Option Exercise Date, the option shall automatically terminate. In the event of any such termination, the Option Helicopter Deposit in the amount of [***] U.S. Dollars (U.S. $[***]) for the affected Option Helicopter shall be applied and credited to the next applicable payment due by Customer under this Agreement, or to such other account within Sikorsky as Customer shall direct.

7	[***]

III.	INSPECTION, ACCEPTANCE, DELIVERY AND TITLE TRANSFER

1	Delivery Notification – Sikorsky will deliver the Helicopter or Custom Helicopter to Customer in the month of delivery reflected in Exhibit A, or earlier as mutually agreed. Sikorsky will notify Customer of a firm delivery week in which Customer should plan to accept the Helicopter or Custom Helicopter no later than 35 days prior to the Scheduled Presentation Date Baseline Helicopter and Scheduled Presentation Date Completion Services for each Baseline Helicopter or Custom Helicopter.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

2	Presentation for Inspection and Acceptance – The Baseline Helicopter(s) shall be presented for inspection at the Sikorsky designated facility (the “Designated Facility”) in Pennsylvania on the Scheduled Presentation Date Baseline Helicopter. During such presentation, the Customer shall be entitled to a standard acceptance test flight for each Baseline Helicopter. Customer’s obligation to accept the Baseline Helicopter is conditioned upon and subject to Customer being satisfied that the Baseline Helicopter is in airworthy condition with all flight critical systems functional and in proper working order, and has been manufactured in accordance with the specifications of this Agreement and that the Baseline Helicopter has no damage, corrosion or other defects.

3	Inspection and Acceptance – After presentation, Customer shall evidence its acceptance of the Baseline Helicopter(s) by executing a Certificate of Helicopter Acceptance in the form of Exhibit G Part 1. Thereafter, Sikorsky shall deliver to Customer a Certificate of Airworthiness in connection with the acceptance of the Helicopter.

4	No Prospective Registration of Interest – Prior to the transfer of title as provided in this Agreement, Customer, without the prior written consent of Sikorsky, shall neither register nor consent to the ability of any person to register any interest in the Baseline Helicopter, Custom Helicopter, or any engines on the International Registry, including without limitation, any prospective international interest, pursuant to that body of law known as the Cape Town Treaty Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment (hereinafter the “Cape Town Treaty”). Any consent by Sikorsky to registration of any interest in the Baseline Helicopter, Custom Helicopter, or its engines shall be subject to, among other things at Sikorsky’s sole discretion, receipt by Sikorsky of all payments due under this Agreement at the time of title transfer of the Baseline Helicopter or Custom Helicopter to Customer. Registration of any interest under the Cape Town Treaty in violation of this paragraph shall be deemed ineffective as against Sikorsky and Customer shall immediately upon request of Sikorsky and at Customer’s expense, take all required action to remove any such interest or other encumbrance on the Baseline Helicopter, Custom Helicopter, or engines in connection therewith.

5	Risk of Loss – Sikorsky shall have risk of loss of the Baseline Helicopter through Customer’s acceptance of the Completion Services. In the event that the Baseline Helicopter is damaged or the functionality is in any way compromised during the conduct of the Completion Services, Sikorsky shall be required, as a part of the Completion Services, to repair such damage or restore such functionality. Customer agrees that any insurance proceeds for such repair shall be paid directly to Sikorsky. In the event that the Baseline Helicopter is damaged beyond repair, Sikorsky shall be under no obligation to furnish a substitute Baseline Helicopter or Custom Helicopter but shall rather be relieved of all obligations with respect to the delivery of such Baseline Helicopter or Custom Helicopter so destroyed, except that Sikorsky or the insurance company shall promptly refund to Customer all amounts theretofore paid by Customer with respect to the purchase price thereof.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

6	Presentation of Completion Services for Acceptance – Upon the completion of the Completion Services, the Custom Helicopter(s) shall be presented for technical acceptance of the work performed at the Sikorsky Designated Completion Center on the applicable Scheduled Presentation Date Completion Services. During such presentation, the Customer shall be entitled to a standard acceptance test flight for each Custom Helicopter. Customer’s obligation to accept the Custom Helicopter is conditioned upon and subject to Customer being satisfied that the Completion Services have been satisfactorily completed and that the Baseline Helicopter as previously accepted by Customer, is in airworthy condition with all systems functional and in proper working order.

7	Acceptance of Completion Services, Delivery and Title Transfer – After the completion of the inspection, the Custom Helicopter shall be presented to Customer for final acceptance of the Completion Services at the Designated Facility. Customer shall evidence its acceptance of the Completion Services by executing a Certificate of Acceptance of the Completion Services in the form of Exhibit G Part 2. Thereafter, upon the receipt of the Final Payment pursuant to Exhibit A, Sikorsky shall provide to Customer a Bill of Sale and an FAA return to service certification to evidence delivery, and title transfer. The Custom Helicopter shall then be at Customer’s risk. The Custom Helicopters shall be delivered Ex Works (Incoterms 2010) from the delivery facility.

IV.	PAYMENT AND INVOICE OBLIGATIONS

1	Payment Schedule – The Customer shall pay to Sikorsky the payments set forth in Exhibit A by wire transfer to [***] (or another account that Sikorsky may designate in writing). If Customer does not make itself available for presentation and acceptance of the [***] shall be due within [***] following receipt by Customer of written notification that the [***] is ready for presentation and acceptance. If Customer does not make itself available for presentation and acceptance of the [***] shall be due within [***] following receipt by Customer of written notification that the Custom Helicopter is ready for presentation and acceptance.

Sikorsky shall submit invoices in either electronic or paper form to Customer, and if applicable, Customer’s designated financing institution, for each of the payments listed in Exhibit A. Failure to provide an invoice in advance of any payment due date shall not relieve the Customer of its obligation to make all payments required under Exhibit A when the applicable invoice is presented.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

Sikorsky shall submit documents to Customer with supporting documents in accordance with the following:

1.	For [***]:

i	One Original plus one copy of Sikorsky’s invoice for the [***].

2.	For [***]:

i	One Original plus one copy of Sikorsky’s invoice for [***].

3.	For [***]:

i	One Original plus one copy of Sikorsky’s invoice for [***].

ii	One copy of Certificate of [***] issued by Sikorsky to be signed by Customer.

4.	For [***]:

i	One Original plus one copy of Sikorsky’s invoice for [***].

ii	One copy of Certificate of [***] issued by Sikorsky to be signed by Customer.

2	[***]

3	Late Payments – If any payment obligation (or any portion thereof) in respect of a Baseline Helicopter or Custom Helicopter under this Agreement becomes past due, Customer shall [***] and [***].

4	[***]

5	Financing – [***] Sikorsky agrees to [***] from the Acceptance Date of the Agreement (the “Approval Date”) to [***] financing of [***] The obligation to provide [***] is conditioned upon: (i) [***]; (ii) mutual agreement between Sikorsky and Customer [***]; (iii) compliance with [***]; (iv) no outstanding [***] and (v) each [***]. If the above conditions (i) through (v) are met and [***].

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

[***] At no time during the term of this agreement shall Sikorsky be obligated to provide [***].

Sikorsky shall, upon request from Customer, use its best efforts to assist in [***] that will [***] under the Agreement. Any resulting [***]. Sikorsky shall not be a party to such financing [***]. If Sikorsky does not [***] then Customer shall [***] in accordance with this Agreement.

V.	HELICOPTER RELATED PROVISIONS

1	Type Design and Production Approval – The Federal Aviation Administration (FAA) has granted Sikorsky Type Certificate R00024BO for the S-92A aircraft with GE CT7-8 engines. The Helicopter is manufactured in accordance with the U.S. Department of Transportation, Federal Aviation Administration (FAA) Regulation Part 21.

2	Special Flight Tests – Flight test work required for prototyping, functional checkout, or qualification of any additional equipment contracted may be performed by Sikorsky on the Baseline Helicopter and the Custom Helicopter prior to title transfer thereto or final delivery thereof, respectively, to the Customer. The delivery of the Baseline Helicopter or the Custom Helicopter may be delayed to the extent necessary to accomplish the flight test work objectives without any liability on the part of Sikorsky for any such delay. In the event the Baseline Helicopter or Custom Helicopter is destroyed during the period of such flight tests, such destruction arising from any cause whatsoever, Sikorsky shall use commercially reasonable efforts to furnish a substitute Baseline Helicopter or Custom Helicopter, and if Sikorsky is unable to furnish a substitute Baseline Helicopter or Custom Helicopter it shall then be relieved of all obligations with respect to the delivery of such Baseline Helicopter or Custom Helicopter so destroyed, except that Sikorsky or Sikorsky’s insurance company shall promptly refund to Customer all amounts theretofore paid by Customer with respect to the purchase price thereof.

3	Compliance Statement Regarding Airworthiness Directives (ADs), and Alert Service Bulletins (ASBs) – Sikorsky will deliver the Custom Helicopter with all applicable ADs and ASBs complied with prior to the Scheduled Presentation Date Completion Services, however, Sikorsky and the Customer shall review any ADs and ASBs that are issued less than sixty (60) days prior to the Scheduled Presentation Date Completion Services and determine, on a mutually acceptable basis, the schedule for compliance with such ADs and ASBs. The delivery of the Custom Helicopter may be delayed to the extent necessary to comply with any ADs or ASBs without any liability on the part of Sikorsky for such delay.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

4	Customer’s Changes to the Agreement – Subject to Article VII, Section 13 of this Agreement, in the event that the parties desire to make any changes to this Agreement, including, without limitation, with respect to changes to the Custom Helicopter configuration specified in Exhibit B, and/or any change to the scope of other related services and/or supplies hereunder, the parties must agree to a mutually acceptable amendment to this Agreement reflecting such changes and setting forth any changes in the price and/or Delivery Schedule. If the parties are unable to reach agreement on any such amendment, then the parties shall continue to perform their respective obligations under this Agreement without change. Customer hereby appoints the Customer’s Contact for Technical Matters as an authorized agent to execute technical change orders and/or amendments to this Agreement.

5	Separate Consideration Items for the Helicopter Configuration –

(i)	Customer and Sikorsky have identified separate consideration items (“Separate Consideration Items”) for the Helicopter Configuration, which are listed in Exhibit A. Neither the Baseline Helicopter Unit Price nor the Completion Services Unit Price specified in Exhibit A includes the price for any of these Separate Consideration Items. The unit prices applicable to such Separate Consideration Items are set forth in Exhibit A to this Agreement.

(ii)	Selection of Separate Consideration Items for the Baseline Helicopters – The Customer’s selection of a separate consideration item constitutes a request to make a change to the Custom Helicopter configuration specified in Exhibit B and Sikorsky shall accommodate Customer’s request in accordance with paragraph 4 above. Should the Customer desire to maintain the Scheduled Presentation Date Completion Services for any Custom Helicopter, the mutually acceptable amendment to this Agreement reflecting the Customer’s selection of a separate consideration item must be executed based on the following schedule:

a.	[***]

b.	[***]

Customer and Sikorsky acknowledge that a selection of a combination of separate consideration items listed in Exhibit A at any time for any Baseline Helicopter may result in additional work scope that requires a modification to the Scheduled Presentation Date Completion Services for any Custom Helicopter. Any such modification will be reflected in the required amendment in accordance with paragraph 4 above.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

6	Sikorsky Specification Changes – Before the Scheduled Presentation Date Completion Services, Sikorsky reserves the right to make any substitution or amendment to Exhibit B that it deems necessary in order to ensure that the Baseline Helicopter and/or Custom Helicopter complies with any airworthiness requirement or any mandatory airworthiness directive or service bulletins affecting the Baseline Helicopter and/or Custom Helicopter issued by Sikorsky, any vendor or the FAA.

7	Configuration Finalization – To facilitate finalization of the configuration for the Baseline Helicopter(s) and in furtherance of assisting Customer with respect to any customer changes contemplated in Paragraph 4 of this Article V, Sikorsky and Customer agree as follows:

7.1	Customer Guidance – Not later than 90 days from the Acceptance Date of this Agreement, Customer must provide guidance to Sikorsky with respect to exterior paint colors and interior colors and materials (as applicable). Sikorsky will create exterior renderings and interior material boards based on this guidance, and will present this material at the configuration review meeting described in clause 7.2 below.

7.2	Configuration Finalization Meeting – Sikorsky and Customer will mutually agree to a date to occur not later than 6 months from the Acceptance Date of this Agreement in which to conduct a configuration review meeting at the Designated Facility to review and discuss the aircraft systems and interior specifications with Customer. The intent of this meeting is to provide Customer with a thorough understanding of the aircraft systems and interior specifications. Sikorsky will also present to the Customer exterior paint schemes and interior configuration and materials that are based on colors and guidance provided to Sikorsky prior to the meeting by Customer (reference paragraph 7.1 above). All travel, living and communication expenses incurred by Customer’s representatives shall be borne by Customer. Customer approval of the specifications is sought at the time of the Configuration Finalization Meeting, but not later than thirty (30) days following the meeting. The document conveying Customer approval of the specifications is the executed specification approval log, detailed in 7.3 below.

7.3	Customer Furnished Information – No later than 6 months prior to the applicable Scheduled Presentation Date Helicopter, Customer will furnish Sikorsky with the following information for each Helicopter:

7.3.1	Executed specification approval log. Items requiring approval in this log include, but are not limited to:

7.3.1.1	Aircraft Completion Specification
7.3.1.2	Audio Specification (if applicable)
7.3.1.3	Interior Configuration Document

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

7.3.1.4	Interior Material Board
7.3.1.5	Seat Upholstery Style (if applicable)
7.3.1.6	Exterior Paint Rendering (if applicable)
7.3.1.7	Exterior Paint Colors
7.3.1.8	Exterior Paint Production Drawing
7.3.1.9	Any required customer furnished camera-ready artwork for logos (if applicable)
7.3.1.10	Registration numbers and ICAO addresses for each Helicopter

Failure to provide Sikorsky with any of the foregoing information by the respective dates, or any change to such information, including changes to the configuration, not caused by or proposed by Sikorsky after such respective dates (i) may result in a delivery delay and such delay shall constitute an Excusable Delay by Sikorsky under this Agreement, and (ii) may result in the activation of any one of the following two configuration change fee scenarios.

Please note: The scenarios identified below exclude the recurring price (materials and labor) that may be applicable to the equipment items changed by Customer. The recurring price for the equipment items will be included in the Custom Helicopter Unit Price.

Configuration change fee and schedule impact for change(s) contracted in a single contract amendment/transaction:

1) More than 90 days prior to the Scheduled Presentation Date Helicopter:

— Acceptable changes: [***]

— Configuration change fee: [***]

— Schedule Delay: Depending on time for new part(s) design, time for certification, and lead time for new part(s).

2) 90 days, or less than 90 days, prior to the Scheduled Presentation Date Helicopter, or at any time during the Completion Services:

For existing certified options or development options:

a. [***]

b. [***] ; and

c. Any schedule delay caused by lead time for obtaining parts, added design time, design certification and/or installation time for new part(s).

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

8	Future Upgrades and Configuration Enhancements – Sikorsky shall have the right to introduce S-92 model upgrades and configuration enhancements consistent with Sikorsky’s normal business practices. If Sikorsky determines that one or more of such upgrades or enhancements materially impacts the value, price, performance and/or Delivery Schedule of a Baseline Helicopter under this Agreement, then Sikorsky will notify Customer of the same and present to Customer an amendment to this Agreement setting forth the upgrades and/or enhancements and the corresponding impacts to the value, price, performance and/or Delivery Schedule of the affected Baseline Helicopter. [***]

9	[***]

10	Charter Time – [***]

VI.	INTERNATIONAL SALES PROVISIONS

1	Export Authorizations – The full performance by Sikorsky under this Agreement is subject to the receipt of all applicable United States Government export licenses, approvals, and authorizations (collectively, “Export Authorizations”). Sikorsky agrees to provide assistance to Customer to obtain any required Export Authorization; however, the responsibility and cost for obtaining any Export Authorization is the responsibility of the Customer. Customer acknowledges and understands that the length of time from application for and receipt of the necessary Export Authorizations is uncertain. Accordingly, Customer shall use its best efforts to obtain any required Export Authorizations in a manner to support the timely delivery of the Custom Helicopter. To the extent an Export Authorization is required and Customer requests Sikorsky’s assistance in accordance with the provisions hereof, Customer hereby agrees to provide the following to Sikorsky in writing at least nine (9) months prior to the applicable Scheduled Presentation Date Helicopter for the purpose of obtaining the Export Authorizations:

(i)	the intended destination for the Custom Helicopter;

(ii)	the identification and nationality of the party who will take title to and be the registered owner of the Helicopter at delivery to the extent such party is an entity different from Customer;

(iii)	the identification and nationality of the financing source for the Helicopter, if such financing source is to hold title to or register as the owner of the Helicopter; provided that such financing source must be a “broker” within the meaning of the ITAR (22 CFR Part 129);

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

(iv)	the identification and nationality of pilots, maintainers and other third parties including the name of their employer, if any, who are to be trained on the Helicopter;

(v)	confirmation of the finalization of the configuration items and all other optional equipment to be installed or provided for in or on the Custom Helicopter; and

(vi)	for items (i) through (iv) above, the following additional information:

a.	the applicable legal name of the entity;
b.	address of such entity;
c.	country of incorporation for such entity;
d.	name of point of contact; and
e.	telephone number of point of contact.

In addition, Customer agrees to promptly provide any additional information and complete any documentation required by the United States Government to enable the delivery of the Helicopter.

Failure to provide Sikorsky with any of the foregoing information when required, any subsequent change to the foregoing, or any other cause that may delay the receipt of a required United States export license may result in a delay of the delivery of the Helicopter. Any delivery delay caused thereby shall be deemed an Excusable Delay under this Agreement.

Customer represents that it will use the Custom Helicopter in providing helicopter transportation services to the Oil and Gas industry and in providing helicopter search and rescue emergency response services.

Customer acknowledges that it will not re-export, retransfer or direct the Custom Helicopter to destinations, end-uses or end-users in violation of U.S. laws.

2	Import License – Customer shall be responsible for obtaining and complying with any and all import licenses or other authorizations and import taxes or fees which may be required by the country of destination for importing the Custom
Helicopter(s).

3	FAA Registration – Customer shall be responsible for obtaining FAA aircraft registration in the United States upon transfer of title of the Custom Helicopter in accordance with this Agreement.

4	Operations Within United States – If, after transfer of title, the Custom Helicopter is to be flown within the jurisdiction of the United States for any reason, including flight training, Customer, shall, prior to such operation, obtain and carry currently effective certificates of registration and airworthiness issued or rendered valid by the country of registry and shall display the nationality and registration markings of that country, as required by Title 14 Part 375 of the U.S. Code of Federal Regulations. In addition, for sales to foreign governments, the Customer shall obtain the requisite U.S. State Department flight clearance approvals prior to any such flight within the United States. The Customer will comply with all other United States federal, state and local laws and regulations that may be applicable to the operation of the Helicopter/Custom Helicopter in the United States.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

5	Special Airworthiness Requirements – The Customer is responsible for ensuring that the Helicopter/Custom Helicopter configuration meets all the operational requirements of the country of destination/registration/operation for the Customer’s intended usage. In the event Customer wishes to have changes made in the Helicopter/Custom Helicopter(s) to meet specific airworthiness requirements of the country of destination, Customer shall supply to Sikorsky, in the English language, copies of the applicable standards and a complete description of the changes desired. Sikorsky will review all requested changes and promptly submit a quotation to Customer of the effect on prices and delivery of incorporating such changes. If acceptable to Customer, this Agreement shall be amended to incorporate such changes; provided, however, in the event any changes result in variations in the specification, the specification shall be deemed revised to incorporate all such variations. Although Sikorsky may provide Customer with assistance in evaluating the specific airworthiness requirements of the country of destination and suggest changes to meet such requirements, Sikorsky assumes no responsibility for the acceptability of such changes to government authorities and assumes no obligation to meet the airworthiness requirements of any country other than those governed by the FAA or the European Aviation Safety Agency.

6	Compliance with Laws – The terms, conditions and performance by the parties under this Agreement will comply with all laws, rules, regulations and controls; including but not limited to the following:

a.	If the time for transfer of title to the Helicopter shall occur prior to receipt of all U.S. Government export approvals required for delivery of the Helicopter or Custom Helicopter, Sikorsky shall transfer title to the Helicopter or Custom Helicopter only to a U.S. entity, and if to a U.S. financing institution, only to such U.S. financing institution that is a “broker” within the meaning of the ITAR (22 CFR Part 129); and

b.	Prior to receipt of all U.S. Government export approvals required for delivery of the Helicopter or Custom Helicopter, no “foreign person”, as that term is defined within the ITAR (22 CFR Part 120), shall have any access to the Helicopter, Custom Helicopter or any related technical data or assistance.

VII.	TERMS AND CONDITIONS

1	Changes to the Delivery Schedule – [***] If an acceptable delivery position is available, the parties shall enter into an amendment to this Agreement reflecting the revised delivery dates and any associated pricing and payment changes. For the avoidance of doubt, with respect to any one Baseline Helicopter, the Customer may not exercise this right more than once.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

2	Delays by Sikorsky – [***]

3

Excusable Delays – Customer acknowledges that the goods called for hereunder are to be manufactured for Customer to fulfill this Agreement and that the delivery dates are based on the assumption that there will be no delay due to causes beyond the reasonable control of Sikorsky. Sikorsky shall not be charged with any liability for delay or non-delivery when due to delays of Customer, acts of God, terrorism or the public enemy, compliance in good faith with any applicable foreign or domestic governmental regulation or order whether or not it proves to be invalid, fires, riots, strikes and lockouts, or any other cause beyond the reasonable control of Sikorsky, including supplier delays to Sikorsky caused by any of the foregoing excusable delays affecting such supplier and delays related to the receipt of information from the Customer required to obtain any Export Authorization and/or delays in receiving any Export Authorization and/or the U.S. Government’s decision to refuse to issue any Export Authorization. To the extent that such causes actually retard deliveries on the part of Sikorsky, the time for Sikorsky’s performance shall be extended for as many days beyond the delivery date(s) as are required to obtain removal of such causes. This provision shall not, however, relieve Sikorsky from using reasonable efforts to avoid or remove such causes and continue performance with reasonable dispatch whenever such causes are removed. In the event that any Custom Helicopter delivery is delayed for any reason, including excusable delays, or a combination of factors, by more than [***] beyond the Scheduled Presentation Date Completion Services, Customer shall have the option to terminate the procurement of that Custom Helicopter and receive a refund of all amounts paid for that Custom Helicopter. In addition, [***] . Notwithstanding the foregoing, in no event will (i) delays

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

attributable to Customer, including failure to provide information when required under this Agreement, (ii) delays in receipt of any Export Authorization, and/or (iii) the U.S. Government’s refusal to issue any Export Authorization be included in the calculation of a delivery delay giving rise to Customer’s right of termination. The foregoing shall be Customer’s sole and exclusive remedy with respect to termination for such delivery delays. To the extent that the Customer holds title to the Baseline Helicopter/Custom Helicopter for which Customer has opted to terminate, immediately upon Sikorsky’s request, and at Customer’s expense, the Customer shall execute such documents as are necessary to transfer title to such Baseline Helicopter/Custom Helicopter to Sikorsky free and clear of any and all encumbrances. Effective upon transfer of title to Sikorsky and applicable reimbursements to Customer, neither Sikorsky nor Customer shall have any liability to the other under this Agreement with regard to the terminated Baseline Helicopter/Custom Helicopter.

4	Inability Or Refusal To Pay – If Customer is unable or refuses to make payment to Sikorsky in accordance with any of its obligations to Sikorsky, Sikorsky may, at its option, terminate this Agreement by giving to Customer written notice of its intention to terminate. Upon such termination, Sikorsky shall be relieved of any further obligations to Customer and Customer shall (i) reimburse Sikorsky for its termination costs and expenses and a reasonable allowance for profit and (ii) to the extent Customer holds title to the Helicopter for which Customer is unable or refuses to make payment to Sikorsky, immediately upon request of Sikorsky, and at Customer’s expense, execute such documents as are necessary to transfer title to such Helicopter to Sikorsky free and clear of any and all encumbrances. All sums paid to Sikorsky from whatever sources may be retained by Sikorsky and applied toward any amount owed to Sikorsky. In addition, Sikorsky shall have the right to reduce and set-off against any amounts payable by Sikorsky to Customer or against Customer’s property in Sikorsky’s possession any indebtedness or other claim which Sikorsky may have against Customer. The excess, if any, of such sums over the total termination amount shall be returned to the Customer by Sikorsky.

5	Taxes – In addition to the Total Contract Price, the Customer shall be responsible for payment of any and all taxes, customs, duties or similar taxes (including any sales and use tax, but not including Sikorsky’s income taxes), which may be imposed by any taxing authority arising from the sale, delivery or use of the Baseline Helicopter or Custom Helicopter, except for any tax based on the income or assets (or any similar taxes) of Sikorsky imposed by a federal or state government authority in the United States, or any other taxing authority. If Sikorsky is held responsible by any taxing authority for collection or payment, either on its own behalf or that of the Customer for taxes arising from this transaction, Customer shall pay all such taxes to Sikorsky upon receipt by Customer from Sikorsky of its bill therefore. If any of the items being purchased under this Agreement are exempt or excluded from taxation, Customer shall provide pertinent exemption and related certificates to Sikorsky thirty (30) days prior to the Scheduled Presentation Date of the Helicopter and/or Completion Services. Customer’s obligations under this Paragraph 5 shall survive delivery hereunder. Sikorsky shall take such reasonable actions as requested by Customer to cooperate with Customer to mitigate tax costs payable by Customer under this Agreement; provided that Sikorsky shall not be required to incur any costs or expenses in taking such actions or providing such cooperation.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

6	Limitation Of Liability – With respect to any Custom Helicopter, part or service purchased under this Agreement and alleged to be the direct or indirect cause of any loss or damage to the Customer, the sum equal to the invoiced price of such Custom Helicopter, part or service shall be the ceiling limit on Sikorsky’s or any of its affiliate’s liability whether founded in contract or tort (including negligence, strict tort liability or breach of warranty), arising out of or resulting from (i) this Agreement or the performance or breach thereof, or (ii) the design, manufacture, delivery, sale, repair, replacement, or any use of such Custom Helicopter, or (iii) the furnishing of any such service. In no event shall Sikorsky or any of its affiliates have any liability for any incidental or consequential damages.

7	Assignment – This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto, but it may not be voluntarily assigned, wholly or in part, by either party hereto without the prior written consent of the other party; provided however, that Sikorsky shall have the right to assign this Agreement to a wholly-owned subsidiary or affiliate of Sikorsky Aircraft Corporation. Notwithstanding the foregoing, unless such right is restricted by any Export Authorization, Customer shall have the right to novate or assign this Agreement or any part of its obligations hereunder, and all warranties herein, by way of security or otherwise, to one or more designated financing institutions or subsidiaries or affiliates of Customer; provided that Customer agrees to notify Sikorsky of such novation or assignment and agrees to remain primarily liable for its obligations under this Agreement.

8	Change In Control – In the event of a change in Control of Customer, Customer may assign this Agreement to the entity that is acquiring Control of Customer; provided that Customer obtains Sikorsky’s written consent prior to such assignment which consent shall not be unreasonably withheld or delayed. However, whereby Control of Customer is acquired by any entity that is a Competitor of Sikorsky, then Sikorsky reserves the right to terminate this Agreement at any time effective immediately upon receipt by Customer of Sikorsky’s notice of termination. For the purposes of this provision, “Control” means ownership of more than [***] percent ([***]%) of the voting stock of the Customer, or the power to appoint or elect a majority of the directors of the Customer, and “Competitor” means a company that designs, develops or manufactures vertical takeoff or landing capability aircraft or one of its affiliated companies. For the purposes of the foregoing sentence, one company is affiliated with another company if it, directly or indirectly, is controlled by, under common Control with, or in Control of, such other company.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

9	Intellectual Property – The Parties specifically acknowledge and agree that all Intellectual Property related to Helicopter/Custom Helicopter belongs solely and exclusively to Sikorsky and the Customer shall not, at any time, assert or claim title to any Intellectual Property, or challenge or oppose the Sikorsky’s claim or rights to the same. Sikorsky hereby grants to the Customer, including its employees, officers, agents, and representatives, a non-exclusive, royalty-free, fully-paid, worldwide, irrevocable and perpetual license, which license shall be transferrable with the sale of any Helicopter/Custom Helicopter, to use any Intellectual Property supplied to the Customer under this Agreement to the extent necessary to operate and maintain the Helicopter/Custom Helicopter.

10	Construction – This Agreement shall be interpreted in accordance with the plain English meaning of its terms, and the construction thereof shall be governed by the laws of the State of Connecticut, United States of America. The parties further agree to submit to the jurisdiction of both the state and federal courts of Connecticut.

11	Notices – All notices or communications of any kind under and with respect to this Agreement shall be in the English language. All legal notices shall be given by hand delivery or registered mail and, if to the Customer, shall be addressed as indicated in Article I; and if to Sikorsky, shall be addressed to Sikorsky Aircraft Corporation, 6900 Main Street, P.O. Box 9729, Stratford, Connecticut 06615-9129, U.S.A., Attention: Vice President—General Counsel. The effective date of each such notice shall be the date it is received.

12	Non Disclosure – With exception for the existence of this Agreement, the parties hereby agree that neither party shall disclose to any third party the contents of this Agreement without the prior written approval of the other party except as may be required in the performance of this Agreement.

13	Entire Agreement – The terms and conditions contained in this Agreement constitute the entire agreement between the parties hereto and shall supersede all previous communications, representations or agreements, either oral or written, between the parties hereto with respect to the subject matter hereof, and no agreement or understanding varying or extending the same will be binding upon either party hereto unless in writing, signed by a duly authorized officer or representative thereof.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

IN WITNESS WHEREOF, this Agreement has been executed by each party’s authorized representative.

CHC HELICOPTERS (BARBADOS) LIMITED:		SIKORSKY INTERNATIONAL OPERATIONS, INC.:

By:	/s/ James Alan Misener	By:	/s/ Rajeev Bhalla

Name:	James Alan Misener	Name:	Rajeev Bhalla

Title:	President & Director	Title:	VP Finance, CFO

Date:	September 6, 2013	Acceptance Date: September 9, 2013

ATTACHMENTS:

Exhibit A	Prices, Delivery Schedule. and Payment Schedule
Exhibit B	Helicopter Configuration
Exhibit C	Publications
Exhibit D	Training
Exhibit E	Warranty
Exhibit F	Spare Parts Provisioning and Technical Support
Exhibit G	Acceptance Certificates
Part I	Form of Certificate of Helicopter Acceptance
Exhibit H	General Electric Engine Warranty

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

EXHIBIT A

Price, Delivery, and Payment Schedule — Firm Helicopters

FIRM HELICOPTER	Delivery		Price
Helicopter #	Scheduled Presentation Date Baseline Helicopter*	Scheduled Presentation Date Completion Services*	Baseline Helicopter Unit Price	Completion Services Unit Price	Custom Helicopter Unit Price
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]				[***]

PAYMENT TERMS
[***]	[***]%	[***]
	[***]%	[***]
[***]	[***]%	[***]
[***]	[***]%	[***]
[***]	[***]%	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

Payment Schedule
Date	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Option Deposit	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]

Payment Schedule
Date	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Option Deposit	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

Payment Schedule
Date	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Option Deposit	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]

Payment Schedule
Date	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Option Deposit	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

Payment Schedule
Date	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Option Deposit	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]

Payment Schedule
Date	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Option Deposit	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

Payment Schedule
Date	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Option Deposit	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]

Payment Schedule
Date	[***]	[***]	[***]	[***]	Total
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Option Deposit	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

EXHIBIT A

Price, Delivery, and Payment Schedule — Option Helicopters

		Delivery		Price
Option Helicopter #	Option Exercise Date	Schedule Presentation Date Baseline Helicopter*	Scheduled Presentation Date Completion Services*	Baseline Helicopter Unit Price	Completion Services Unit Price	Custom Helicopter Unit Price
1	[***]	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]	[***]
12	[***]	[***]	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]	[***]	[***]
14	[***]	[***]	[***]	[***]	[***]	[***]
15	[***]	[***]	[***]	[***]	[***]	[***]
		[***]				[***]

PAYMENT TERMS – OPTION AIRCRAFT
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

SEPARATE CONSIDERATION ITEMS FOR THE OFFSHORE HELICOPTER CONFIGURATION

Code	Description	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

EXHIBIT B

HELICOPTER CONFIGURATION

The following items of standard and optional equipment as described below, which have been selected by the Customer, shall be installed on the Helicopter(s) to be delivered under this Agreement.

Part 1

Baseline Helicopter Items

PROPULSION

[***]

ROTOR SYSTEMS

[***]

FLIGHT CONTROL SYSTEMS

[***]

AVIONICS SYSTEMS

[***]

HEALTH & USAGE MONITORING SYSTEMS (HUMS)

[***]

AIRFRAME FEATURES

[***]

ELECTRICAL SYSTEM

[***]

FUEL SYSTEM

[***]

LIGHTING

[***]

COCKPIT AND CABIN FURNISHINGS & COMFORT SYSTEM

[***]

LOOSE TOOLS & EQUIPMENT

[***]

OFFSHORE HELICOPTER CONFIGURATION

Part 2

Custom Completion Center Installed Items for Offshore Configuration

MARKET SEGMENT DELETION ITEMS
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Aircraft
Code	Description
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Avionics
Code	Description
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Electrical
Code	Description
[***]	[***]
[***]	[***]
[***]	[***]

Fuel
Code	Description
[***]	[***]
[***]	[***]

Interior
Code	Description
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Paint
Code	Description
[***]	[***]
[***]	[***]

Seats
Code	Description
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

EXHIBIT C

PUBLICATIONS

1	Publications – With each Helicopter/Custom Helicopter sold and delivered hereunder, Sikorsky shall furnish the Customer with certain publications under this paragraph for use by the Customer and its contractors in operating and supporting the Helicopter. Sikorsky shall provide the Customer with two paper copies of the:

Pilot’s Rotorcraft Flight Manual (two copies, paper)

Sikorsky shall also furnish to the Customer S-92 Interactive Electronic Technical Manuals (IETMs) contained on CD-ROM computer disk(s) for accessing the information contained in the S-92 Maintenance Manuals (which includes Illustrated Parts Catalog), HUMS User Guide, and Airworthiness Limitations and Inspection Manuals. In addition, two copies of the Engine Operating and Maintenance Manual and Engine Illustrated Parts Breakdown Manual will be provided by GE. The IETMs shall be subject to Sikorsky’s standard IETM software license agreement terms.

2	Alert Service Bulletins – Alert Service Bulletins shall be issued on matters requiring the immediate attention of the Customer and shall be generally limited to items affecting safety.

3	Customer Service Notices – Customer Service Notices shall be issued to furnish the Customer with information regarding product improvement modifications and part changes.

4	Revisions – The Customer shall receive a revision service to the Sikorsky manuals and IETMs for a period of [***] years after the final acceptance of the Completion Services on the first Helicopter. An extended revision service is available at an additional price to the Customer. Sikorsky will provide [***] years of revision service for vendor manuals on CD ROM.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

EXHIBIT D

TRAINING

1	Initial Pilot Training Services – With each Helicopter/Custom Helicopter sold and delivered hereunder, Sikorsky shall make available to [***] Customer pilots an S-92 initial pilot training Course approximately [***] in duration, consisting of a Visual Flight Rules (VFR) transition segment, and as required, an Instrument Flight Rules (IFR) transition segment. Each of the segments is programmed to provide emphasis on classroom training, cockpit familiarization using cockpit trainer, simulator and flight instruction and be of sufficient duration to transition an experienced single engine turbine qualified helicopter pilot with 200 flight hours into the S-92. Each Customer pilot must have a current commercial certificate helicopter instrument rating, or Equivalent. Each Customer pilot will receive approximately [***] training in a full motion Level D flight simulator, if available, in accordance with FAA AC 120-63 and approximately [***] in the Customer’s S-92 Helicopter, following final acceptance by the Customer of the Completion Services by the Customer. Full flight simulator hours will be conducted in the pilot’s station.

2	Initial Maintenance and Electrical Training Services – With each Helicopter/Custom Helicopter sold and delivered hereunder, Sikorsky shall make available to [***] Customer maintenance technicians an initial S-92 maintenance training course approximately [***] days in duration or, at Customer’s option, an S-92 electrical training course approximately [***] days in duration. Either course includes inspection and maintenance troubleshooting and use of a maintenance trainer, if available. Each mechanic must have background experience in one or more of the following categories: certified (by Federal Aviation Administration [“FAA”] or by an equivalent airworthiness authority) airframe mechanic with one (1) year practical experience as a rated aircraft mechanic; one (1) year experience as an active mechanic on a commercial or military helicopter; or three (3) years general experience as a commercial or military aircraft mechanic.

3	Engine Training Services – With each Helicopter/Custom Helicopter sold and delivered hereunder, Sikorsky shall make available to [***] Customer mechanics, an engine maintenance course at the engine manufacturer’s facility. This course is approximately [***] days in duration.

4

Pilot Information – As required by U.S. law, including but not limited to the Aviation and Transportation Security Act, Customer shall identify its personnel that will undergo pilot training. Customer shall provide the names (and any other necessary information) of the pilot trainees or take any required act sixty (60) days prior to the beginning of training. Delay, inaction or refusal by the U.S. Government to authorize the training of any pilot will be a force majeure event with regard to Sikorsky’s training obligations. All expenses related to such pilot and maintenance training, including, but not limited to,

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

fuel, maintenance, spare parts, insurance, landing fees, and travel and lodging for the Customer’s students and other personnel shall be borne by the Customer. All training will be conducted in English. Written training materials will be in the English language. Customer pilots who do not meet the ICAO Level IV English Proficiency must be provided with a qualified translator capable of operating in a classroom and flight environment. Translator fees will be the responsibility of the Customer.

5	Customer’s Responsibility – the Customer shall be responsible for all travel and related expenses associated with Customer’s personnel attending such training services.

6	Scheduling – Prior to the Scheduled Presentation Date Completion Services on the First Helicopter, the Customer shall provide Sikorsky written notice as to whether the Customer’s personnel or designees are going to attend the S-92 pilot training and/or maintenance/electrical training courses. Sikorsky will, if practical, schedule the ground school portion of the pilot training course and the maintenance/electrical training course so that completion will be accomplished immediately prior to the delivery of the Custom Helicopter to Customer. Unless Sikorsky notifies Customer to the contrary, all training, except flight training, will be conducted at FlightSafety International’s facility in West Palm Beach, Florida. Flight training in Customer’s S-92 Custom Helicopter will be conducted at or near the Designated Completion Center, or as mutually agreed by the parties. In any event the training services in Paragraphs (1), (2) and (3) above must be scheduled and completed within twelve (12) months of the Helicopter delivery to which such services are allocable, in default of which Customer shall no longer be entitled to such services. The training services provided in accordance with Paragraphs (1), (2) and (3) above will be conducted in the English language. The Customer shall provide all documentation, and personal information on the pilots to be trained, and cooperation for pilot training as requested by Sikorsky to assure compliance with U. S. A. laws and applicable policies and regulations in force at the time of training.

7	Hold Harmless and Indemnification – In consideration of Sikorsky making training services available to the Customer hereunder, the Customer, as the Custom Helicopter owner whose employees or designees will be the recipient of such training services, shall secure and protect itself and shall indemnify Sikorsky, FlightSafety International, Inc., their affiliates and their respective directors, officers, employees, service representatives, and agents, from any liability, claim of liability, expense, cause of action, loss or damage whatsoever, whether arising in tort or otherwise, for any injury, including death, to any person or property whatsoever (including the Customer’s Custom Helicopter(s)), arising out of or in conjunction with the performance of such training services.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

8	Insurance Requirements – Toward effectuating the security, protection and indemnification of Paragraph 7 above, and in addition to Customer’s obligations under such Paragraph 7, Customer agrees to carry as a minimum on each Custom Helicopter purchased under this Agreement the following insurance from the scheduled time of delivery of the Completion Services on the Helicopter through the completion of all of the flight training services provided hereunder:

(i)	Aircraft Public Liability, Bodily Injury and Property Damage and Passenger Legal Liability Insurance, including Contractual Liability Insurance to cover the liabilities herein assumed by Customer, with a limit of not less than $100,000,000.00 for a single occurrence.

(ii)	Aircraft Hull All Risk Loss or Damage Insurance covering the Custom Helicopter in the amount of the Helicopter Unit Price plus the Completion Services Unit Price.

All of the insurance policies shall be issued by companies authorized to do business under the laws of the States of Florida and Connecticut and satisfactory to Sikorsky, shall be in form and substance satisfactory to Sikorsky, shall name Sikorsky, FlightSafety International, Inc. and their respective affiliates as additional insureds, shall contain a provision prohibiting cancellation except upon at least ten (10) days prior written notice to Sikorsky and FlightSafety International, Inc., shall contain a complete waiver of subrogation by the insurer against Sikorsky, FlightSafety International, Inc., and their respective affiliates, and shall be primary and non-contributory with respect to any insurance carried by Sikorsky and/or FlightSafety International, Inc. Customer shall furnish to Sikorsky either certified copies of such policies or certificates evidencing such insurance and waiver. Such copies or certificates shall be presented to Sikorsky thirty (30) days prior to the scheduled commencement of the flight training.

9	Further Understandings – Sikorsky assumes no liability for any expense of the Customer’s personnel, directly or indirectly connected with the furnishing of training services provided for herein. The parties expressly understand and agree that the responsibility of Sikorsky in the furnishing of the training services described above is limited to the furnishing of such and shall not extend to the results thereof. The parties further understand and agree that, in the event Customer elects not to take all or any portion of the training services provided for herein, no refund or other financial adjustment of the price will be made.

10	Personnel to Receive Training – [***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

EXHIBIT E

WARRANTY

1.	WARRANTY

Sikorsky warrants to Customer that each new Custom Helicopter sold by it, the parts and accessories installed thereon (except for the engines and engine accessories and Customer furnished equipment) new spare parts, and repaired/overhauled parts shall be free from defects in material and workmanship under normal use and service for the periods outlined below. The engines and engine accessories are covered separately, and not by the warranty provided in this Exhibit E, by the General Electric’s Aircraft Engines “GE-CT7-8/8A Engine Warranty” set forth as Exhibit H. Sikorsky shall assist Customer in resolving engine warranty issues in accordance with the terms of the “GE-CT7-8/8A Engine Warranty”.

2.	DURATION

CATEGORY	PERIOD OF COVERAGE	INCLUDES
Primary Structural Parts	[***]	[***]
Non-Primary Structural Parts & Dynamic Components Installed on Aircraft	[***]	[***]
New Spare Parts	[***]	[***]
Repaired/Overhauled Parts	[***]	[***]
Engines	[***]	[***]

3.	SIKORSKY OBLIGATIONS

A.	REPAIR/REPLACEMENT.

(i)	Sikorsky shall be obligated under this warranty to the repair or replacement of the defective item with a new, overhauled or serviceable replacement item during the applicable term of the warranty. The decision to repair or replace the defective item is solely at the discretion of Sikorsky.

(ii)	[***]

(iii)	[***]

B.	[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

4.	CUSTOMER’S OBLIGATIONS

A.	The Customer must notify Sikorsky in writing of any defect occurring within the warranty period, within [***] days after its discovery.

B.	If Sikorsky elects to replace or exchange rather than repair and return the warranted item, the Customer must return the defective part to Sikorsky or its designated repair facility within 30 days (domestic U. S.) or 60 days (international) of receipt of replacement or exchange item, if so requested by Sikorsky. Core units with a CPL list price of USD $[***] or less shall be not be returned, unless specifically requested by Sikorsky.

C.	If requested by Sikorsky, the Customer must furnish Sikorsky with pertinent Custom Helicopter operational and maintenance records. Such records may include any and all those prepared during the entire warranty period immediately preceding the discovery as well as records of any incident, accident, or unusual event encountered by the Custom Helicopter at any time prior to the discovery of the defect.

5.	TRANSPORTATION

Transportation charges relating to approved warranty claims, up to and including the average cost of Federal Express P1 or equivalent, will be borne by Sikorsky if returned in accordance with written shipping instructions from Sikorsky. Transportation charges do not include taxes, duties, loans, lease charges, exchange fees, warehousing charges, handling charges, or administrative charges. Any premium transportation costs shall be borne by the Customer.

6.	WARRANTY ON REPLACEMENT PARTS

Parts replaced or exchanged (newly manufactured, repaired or overhauled) under a valid warranty claim are warranted for the remainder of the original warranty period associated with the discrepant part removed.

7.	EXCLUSIONS

This warranty does not apply to:

A.	Baseline Helicopters or Custom Helicopters which are regularly engaged in flight testing, and/or

B.	Baseline Helicopters or Custom Helicopters which are not maintained, operated or repaired in accordance with the procedures recommended by Sikorsky or its OEM’s, and/or

C.	Baseline Helicopters or Custom Helicopters which undergo structural modifications, repairs, and/or engine retrofits without the express written approval and technical guidance of Sikorsky, and/or

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

D.	Baseline Helicopters or Custom Helicopters or parts which have been subject to abuse, misuse, negligence, combat damage, incident or accident, and/or

E.	Baseline Helicopters or Custom Helicopters or parts which have been subject to direct foreign object damage, ingestion of foreign material or sand, dust or any corrosive or erosive agent, and/or

F.	Standard consumable and expendable items such as, but not limited to, seals, filters, gaskets, tires, hoses, bulbs, switches, batteries, bearings, brake pads and general hardware, and/or

G.	Normal wear and tear, including normal wear and tear to exterior paint and interior items such as, but not limited to, to seats, sidewall and headliner coverings, woodwork, plating and other soft trim appearance items and exterior paint, and/or

H.	Parts and accessories whose manufacturer’s identification tag has been removed or obliterated or cannot otherwise be identified as having been installed on the Baseline Helicopters or Custom Helicopters on the Scheduled Presentation Date Baseline Helicopter or Scheduled Presentation Date Completion Services, and/or

I.	Defects which result from contamination such as contaminated fuel, oil, hydraulic fluids and the like, and/or

J.	Damage to the Baseline Helicopter or Custom Helicopter or other property without limitation, incidental, and consequential damages, and/or

K.	Parts and accessories which are damaged or otherwise rendered unserviceable as a result of completion or installation activity performed by entities other than Sikorsky, and/or

L.	Costs identified as commercial losses, or profits due to loss of use of the aircraft.

8.	DISCLAIMER

A.	TITLE

Sikorsky represents that, as of the Acceptance Date of this Agreement there are no pending suits arising out of any alleged patent infringement related to the Custom Helicopter. Sikorsky warrants to Customer that it will convey good title to the Custom Helicopter and parts sold hereunder. Sikorsky’s liability and Customer’s remedy under this warranty are limited to the removal of any title defect or at the election of Sikorsky to the replacement of the Custom Helicopter or parts thereof which are defective in title; provided, however, that the right and remedies of the parties with respect to patent infringement shall be limited to the provisions of Paragraph 8B below.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

B.	PATENT INFRINGEMENT

Sikorsky shall conduct, at its own expense, the entire defense of any claim, suit or action alleging that, without further combination, the use or resale by Customer or any subsequent purchaser or user of any Custom Helicopter or part delivered hereunder directly infringes any United States patent, but only on the conditions that (A) Sikorsky receives prompt written notice of such claim, suit, or action and full opportunity and authority to assume the sole defense thereof, including settlement and appeals, and all information available to Customer and defendant for such defense; (B) said Custom Helicopter or part is made according to a specification or design furnished by Sikorsky or, if a process patent is involved, the process performed by the Custom Helicopter(s) is recommended in writing by Sikorsky; and (C) the claim, suit, or action is brought against Customer or one expressly indemnified by Customer. Provided all of the foregoing conditions have been met, Sikorsky shall, at its own expense, either settle said claim, suit, or action or shall pay all damages excluding consequential damages and costs awarded by the court therein, and, if the use or resale of such Custom Helicopter or part is finally enjoined, Sikorsky shall, at Sikorsky’s option: (i) procure for defendant the right to use or resell the Custom Helicopter or part, (ii) replace them with an equivalent noninfringing Custom Helicopter or part, (iii) modify them so they become noninfringing but equivalent, or (iv) remove them and refund the purchase price (less a reasonable allowance for use, damage, and obsolescence).

If a claim, suit, or action is based on a design or specification furnished by Customer, or on the performance of a process not recommended in writing by Sikorsky, or on the use or sale of the Custom Helicopter or parts delivered hereunder in combination with other helicopter parts not delivered to Customer by Sikorsky, Customer shall indemnify and save Sikorsky harmless therefrom.

C.	EXCLUSIVE WARRANTIES & REMEDIES

THE FOREGOING WARRANTIES ARE EXCLUSIVE AND ARE GIVEN AND ACCEPTED IN LIEU OF (i) ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND DESIGN WARRANTY; AND (ii) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY IN CONTRACT OR TORT, WHETHER OR NOT ARISING FROM SIKORSKY’S OR ANY OF ITS AFFILIATES’ NEGLIGENCE, ACTUAL OR IMPUTED, STRICT TORT LIABILITY OR BREACH OF WARRANTY. NEITHER SIKORSKY NOR ANY OF ITS AFFILIATES SHALL HAVE ANY RESPONSIBILITY OR LIABILITY WHATSOEVER FOR ANY DAMAGE, LOSS OR INJURY TO PERSONS OR PROPERTY, INCLUDING, WITHOUT LIMITATION, TO THE CUSTOM HELICOPTER, ARISING OUT OF OR RELATED TO ANY DEFECTIVE ITEM HEREUNDER, OR THE INSTALLATION THEREOF. UNDER NO CIRCUMSTANCES SHALL SIKORSKY OR ANY OF ITS AFFILIATES BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES, HOWEVER CAUSED, INCLUDING, WITHOUT LIMITATION, LOSS OF USE, LOSS OF PROFITS, LOSS OF PRODUCTION AND/OR LOSS OF REVENUES. NO AGREEMENT VARYING OR EXTENDING THE FOREGOING WARRANTIES, REMEDIES, OR THIS LIMITATION WILL BE BINDING UPON SIKORSKY OR ANY OF ITS AFFILIATES UNLESS IN WRITING, SIGNED BY A DULY AUTHORIZED OFFICER OF SIKORSKY OR SUCH AFFILIATES.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

9.	GENERAL

A.	This warranty may not be assigned or otherwise transferred to any other party without the advance, written consent of Sikorsky. Notwithstanding the foregoing, Customer shall have the right to novate or assign the warranty in connection with an assignment or novation of the Agreement to one or more designated financing institutions or subsidiaries or affiliates of Customer; provided that Customer agrees to notify Sikorsky of such novation or assignment and agrees to remain primarily liable for its obligations under the warranty.

B.	Sikorsky is not liable for the costs incurred in troubleshooting, gaining access for removal of the discrepant item or reinstallation or testing of the repaired or replacement item except as set forth in paragraph 3B.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

EXHIBIT F

SPARE PARTS PROVISIONING AND TECHNICAL SUPPORT

PROVISIONING: Not later than 180 days prior to aircraft delivery to Customer, Sikorsky’s aftermarket business, Sikorsky Aerospace Services (“SAS”), will conduct spare parts and support equipment provisioning conference with the customer at Sikorsky’s Stratford, Connecticut facilities to define a tailored support package satisfying the operational requirements of the customer. Travel expenses to the Sikorsky facility shall be the responsibility of Customer. Maintenance concept, quantity of helicopters, number of operational sites, and fleet projected utilization will be parameters utilized in establishing spare parts recommendations. Any spare parts procured by the Customer would be sold pursuant to a separate agreement between the Customer and SAS. Customer will be sent after contract signing a “Maintenance and Operations” Site Survey form that will better educate and inform Sikorsky of equipment and facilities Customer has at the place of operation. Customer will complete the survey 20 days prior to the date of the conference.

CREW TRAINING AND SIMULATOR: Sikorsky shall not object to Customer’s activities pertaining to the development of its own internal capability for simulator training and other training elements. If requested by Customer in support of Customer developing internal S92 training capabilities, Sikorsky and Customer will conduct good faith negotiations regarding the sharing of data required by Customer to develop and certify internal S92 training capabilities.

FIELD SERVICE REPRESENTATIVES: Sikorsky will maintain a staff of factory trained Field Service Representatives (FSR) for the purpose of providing on site guidance on technical, logistical, and operational issues. The FSR serves as liaison between Sikorsky and the customer to assist in the introduction of the S-92 helicopter into the fleet. The FSR provides ongoing familiarization to support customer personnel and provides guidance with integrating the Scheduled Maintenance Requirements into the customer’s maintenance program. The FSR is supported by a Service Engineering team and a 24 hour, 7 days a week, HELP DESK.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

EXHIBIT G

Part 1

CERTIFICATE OF HELICOPTER ACCEPTANCE

Pursuant to the S-92 New Helicopter Sales Agreement Number ________________, dated _________________, between Sikorsky [spell out entity] _________________ (“Sikorsky”) and [Customer] (“Customer”) (the “Agreement”):

Inspection – Customer hereby acknowledges that it has thoroughly inspected the S-92 helicopter Registration No. _____________ and has found it to be acceptable and in accordance with the requirements of the above referenced Agreement; and

Acceptance – Customer hereby accepts the helicopter described below on the ___ day of _________, 201_. Flight hours at time of acceptance are _________________.

IN WITNESS WHEREOF, [Customer] has caused this Certificate to be executed this ___ day of ___________________, _______.

[CUSTOMER]

By:

Name:

Title:

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

EXHIBIT G

Part 2

CERTIFICATE OF COMPLETION SERVICES ACCEPTANCE

Pursuant to the S-92 New Helicopter Sales Agreement Number ________________, dated _________________, between Sikorsky [spell out entity] _________________ (“Sikorsky”) and [Customer] (“Customer”) (the “Agreement”):

Inspection – Customer hereby acknowledges that it has thoroughly inspected the Completion Services performed on the S-92 helicopter Registration No. _____________ and has found them to be acceptable and in accordance with the requirements of the above referenced Agreement; and

Acceptance – Customer hereby accepts the Completion Services described below on the ___ day of _________, 201_. Flight hours on the Custom Helicopter at time of acceptance of the Completion Services are _________________.

IN WITNESS WHEREOF, [Customer] has caused this Certificate to be executed this ___ day of ___________________, _______.

[CUSTOMER]

By:

Name:

Title:

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-92 NEW HELICOPTER SALES AGREEMENT

EXHIBIT H

GENERAL ELECTRIC CT7-8/CT7-8A ENGINE WARRANTY

[***]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.